EXHIBIT 99.1

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final offering memorandum.


        Preliminary Structural and Collateral Term Sheet          July 11, 2005
-------------------------------------------------------------------------------

  ---------         $400,000,000 (Approximate of Senior Certificates)
 | GOLDMAN |             CHL Mortgage Pass-Through Trust 2005-16
 | SACHS   |                     CWMBS, Inc., Depositor
  --------=        Mortgage Pass-Through Certificates, Series 2005-16




Overview of the Offered Certificates
------------------------------------


   ---------------------------------------------------------------------------
                                     Anticipated
                                      Ratings:
           Certificate/Notional     (2 of 3: S&P,   Certificate   Avg. Life
    Class     Balance ($)(1)     Fitch or Moody's)     Rate      (yrs)(2)(3)
   ---------------------------------------------------------------------------
      A1        320,000,000            AAA/Aaa        3.80 (4)     2.67
      A2        320,000,000 (6)        AAA/Aaa        1.70 (5)     2.67
      A3        80,000,000             AAA/Aaa        5.50        10.23
   ---------------------------------------------------------------------------




(1) The principal balances of the Offered Certificates are calculated using June 2005 scheduled balances rolled one month to July 1, 2005. The actual balances of the offered certificates will be calculated on the scheduled balance of the underlying collateral after the June 2005 Mortgage Payments.

(2) Assuming payment based on the pricing speed as indicated in this termsheet, under Key Terms - Pricing Prepayment Assumption. Subject to 10% variance, depending on final collateral.

(3) The rated final maturity is expected to be on the Distribution Date occurring in August 2035.

(4) The Pass-Through Rate for the Class A1 Certificates will equal the lesser of 5.50% and one-month LIBOR + 0.50%. The one-month LIBOR is assumed to be 3.30%. To the extent that the Pass-Through Rate for the Class A1 Certificates is capped, the Certificates will be entitled to receive interest from an interest rate cap contract with respect to any distribution date on which one-month LIBOR exceeds 5.00% with an upper strike of 9.50%.

(5) The Pass-Through Rate for the Class A2 Certificates will equal 5.00% - one-month LIBOR. The one-month LIBOR is assumed to be 3.30%.

(6)  Notional Amount

Preliminary Mortgage Loan Aggregate Characteristics(1)
-----------------------------------------------------

      Preliminary Collateral Information(1)                     Deal Total
      -----------------------------------------------------------------------
      Total Outstanding Principal Balance (+/- 10%):             $414,520,000
      -----------------------------------------------------------------------
      Average Current Principal Balance of the Mortgage Loans            $545
      (000's) (+/-10%)
      -----------------------------------------------------------------------
      Weighted Average Annual Mortgage Interest Rate (+/- 10            6.05%
      bps):
      -----------------------------------------------------------------------
      Expected Administrative Fees (Including Servicing and            0.209%
      Trustee Fees):
      -----------------------------------------------------------------------
      Weighted Average Amortized Term To Maturity (Months)                357
      (+/- 3 months):
      -----------------------------------------------------------------------
      Weighted Average Seasoning (Months) (+/- 3 months):                   2
      -----------------------------------------------------------------------
      Weighted Average Current Loan-To-Value Ratio (+/- 10%):             72%
      -----------------------------------------------------------------------
      Owner Occupied (+/- 10%):                                           92%
      -----------------------------------------------------------------------
      Single Family and PUD (+/- 10%):                                    94%
      -----------------------------------------------------------------------
      Current FICO (+/- 10):                                              744
      -----------------------------------------------------------------------
      California Concentration:                                          <50%
      -----------------------------------------------------------------------
      IO Loan Percentage (+/- 10%):                                      <10%
      -----------------------------------------------------------------------
      Servicer: Countrywide                                              100%
      -----------------------------------------------------------------------

(1) The final collateral will be a subset of the mortgage loans used to determine the information on the table below, and will be subject to change.


This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Time Table

Expected Closing Date:         On or before July 28, 2005

Cut-off Date:                  July 1, 2005

First Distribution Date:       August 25, 2005


Features of the Transaction

|X| Collateral consists of approximately $414 million of primarily 30 year, conventional fixed-rate one- to four-family, first lien mortgage loans (the "Mortgage Loans").

|X| It is anticipated that the "Offered Certificates" will be rated "AAA/Aaa" by 2 of 3: S&P, Moody's or Fitch.

|X|  The transaction will be modeled on Bloomberg as "CWHL 05-16 25F".

|X| The Trustee will be assigned a 1 month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Class A1 Basis Risk Shortfalls in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $320,000,000, a term of 95 months beginning on the 1st distribution date, and the class will receive a payment under the cap contract with respect to any distribution date on which one-month LIBOR exceeds 5.00% with a maximum LIBOR rate of 9.50%. The Interest Rate Cap notional amounts are detailed in the amortization schedule table below. (See Appendix A for the Interest Rate Corridor Notional Amount). On each distribution date, the cap will pay based on the lesser of the notional balance on the schedule and the current balance of the Class A1 Certificates.


Priority of Payments
--------------------

|X| Beginning in August 2005, and on each Distribution Date thereafter, to the extent funds are available from the Trust, which will be the sum of payments of principal and interest received on the underlying Mortgage Loans, distributions to Class A1, A2, and A3 Certificates will be made in the following order of priority:

     (A) To each of the Class A1, A2, and A3 Certificates, Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such class;

     (B) In reduction of the respective class principal balances from the Available Distribution Amount, to the Class A1 and A3 Certificates, an amount equal to the Senior Principal Distribution Amount, as follows:

          (a) to the Class A3 Certificates, up to the NAS Priority Amount, until the Class Certificate Balance of such certificates is reduced to zero;

          (b) to the Class A1 Certificates, until the Class Certificate Balance of such certificates is reduced to zero; and

          (c) to the Class A3 Certificates, until the Class Certificate Balance of such certificates is reduced to zero.

          The "NAS Priority Amount" for any Distribution Date is equal to the lesser of (i) the sum of (x) the product of the NAS Percentage for such date, the NAS Scheduled Principal Percentage for such date, the Senior Percentage for such date, and the Scheduled Principal Amount for such date and (y) the product of the NAS Percentage for such date, the NAS Prepayment Shift Percentage for such date, the Senior Prepayment Percentage for such date, and the Unscheduled Principal Amount for such date and (ii) the Class Certificate Balance of the Class A3 Certificates immediately prior to such date. Notwithstanding the foregoing, (i) on and after the Senior Credit Support Depletion Date, the Class A3 Certificates shall be entitled to its pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Class Certificate Balance of the Class A1 Certificates has been reduced to zero, the Class A3 Certificates shall be entitled to any remaining Senior Principal Distribution Amount and thereafter, the NAS Priority Amount will equal the Senior Principal Distribution Amount. The "NAS Percentage" for any Distribution Date will be equal to the lesser of
          (i) 100% and (ii) the percentage obtained by dividing (x) the Class Certificate Balance of the Class





This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

          A3 Certificates immediately prior to such date by (y) the aggregate Class Certificate Balance of the Class A1 and A3 Certificates immediately prior to such date.

          The "NAS Scheduled Principal Percentage" for any Distribution Date during the five years beginning on the first Distribution Date will be 0%. Thereafter, the NAS Scheduled Principal Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be 100%. The "NAS Prepayment Shift Percentage" for any Distribution Date during the five years beginning on the first Distribution Date will be 0%. Thereafter, the NAS Prepayment Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.


Interest Rate Cap
-----------------

|X| On any Distribution Date, amounts paid by the Interest Rate Cap Provider to the Trustee will be available to make distributions on behalf of the Trust for distribution to the Class A1 Certificates to pay Class A1 Basis Risk Shortfalls up to an amount equal to the product of (i) one-twelfth and (ii) the excess, if any, of LIBOR for such Distribution Date (up to a maximum of 9.50% per annum) over 5.00% and (iii) the lesser of (x) an amount equal to the applicable notional amount under the Interest Rate Cap for such Distribution Date and (y) the Class Certificate Balance of the Class A1 Certificates for such Distribution Date.

|X| Class A1 Pass-Through Rate - The Class A1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.50% and (ii) 5.50%.

|X| Class A1 Basis Risk Shortfalls - As to any Distribution Date, an amount equal to the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A1 Pass-Through Rate (up to a maximum of 10% per annum) over interest due on such class of certificates at a rate equal to 5.50%.



Key Terms
---------

Offered Certificates:            Class A1, A2, and A3 Certificates

Depositor:                       CWMBS, Inc.

Master Servicer:                 Countrywide Home Loans Servicing LP

Trustee:                         The Bank of New York

Distribution Date:               The 25th day of the month or the next
                                 business day.

Record Date:                     For any Distribution Date, the last business
                                 day of the Interest Accrual period for such Offered Certificates.

Delay Days:                      0 days for the Class A1 and A2 Certificates
                                 and 24 days for the Class A3 Certificates

Pricing Prepayment Assumption:   CPR starting at 8% CPR in the loan's first
                                 month, increasing to 20% CPR in month 12
                                 (approximately 1.0909091% increase per
                                 month), and remaining at 20% CPR thereafter.

Day Count:                       30/360

Interest Accrual Period:         The accrual period for the Class A1 and A2
                                 Certificates for each Distribution Date is the period beginning on and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.
                                 The interest accrual period for the Class A3
                                 Certificates is the calendar month
                                 immediately preceding the month in which such Distribution Date occurs.



This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Offering Type:                   Public

Interest Rate Cap Provider:      Goldman Sachs Matsui Marine Derivative
                                 Products. The long term unsecured debt
                                 obligations of the Interest Rate Cap Provider are rated Aaa by Moody's, and AA+ by S&P.

Servicer Advancing:              Yes, subject to recoverability

Compensating Interest:           Yes, to the extent of Base Master Servicing,
                                 but in no case more than 1/12th of 0.125% of the Pool Scheduled Principal Balance for such
                                 Distribution Date

Clean-up Call:                   10% of the Cut-off Date principal balance of
                                 the Mortgage Loans

Rating Agencies:                 2 of 3: S&P, Moody's or Fitch

Minimum Denomination:            Senior Certificates - $25,000

Legal Investment:                The senior certificates are expected to be
                                 SMMEA eligible at settlement

ERISA Eligible:                  Underwriter's exemption may apply to senior
                                 certificates, however prospective purchasers should consult their own counsel.

Credit Enhancement:              Credit Support is in the form of a
                                 senior/subordinate, shifting interest
                                 structure and a five year prepayment lockout.

Tax Treatment:                   REMIC; senior certificates are regular
                                 interests




This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Appendix A
----------

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------

                                     Interest Rate
   Distribution    Distribution      Cap Notional
 Period (months)       Date           Amount ($)
----------------- -------------- ------------------
       1           Aug/25/2005      320,000,000.00
       2           Sep/25/2005      315,909,406.75
       3           Oct/25/2005      311,443,493.54
       4           Nov/25/2005      306,610,414.11
       5           Dec/25/2005      301,419,414.91
       6           Jan/25/2006      295,880,813.16
       7           Feb/25/2006      290,005,969.41
       8           Mar/25/2006      283,807,254.88
       9           Apr/25/2006      277,298,013.49
       10          May/25/2006      270,492,518.81
       11          Jun/25/2006      263,405,925.94
       12          Jul/25/2006      256,455,367.00
       13          Aug/25/2006      249,638,268.62
       14          Sep/25/2006      242,952,105.80
       15          Oct/25/2006      236,394,400.96
       16          Nov/25/2006      229,962,723.11
       17          Dec/25/2006      223,654,686.93
       18          Jan/25/2007      217,467,951.92
       19          Feb/25/2007      211,400,221.60
       20          Mar/25/2007      205,449,242.67
       21          Apr/25/2007      199,612,804.17
       22          May/25/2007      193,888,736.74
       23          Jun/25/2007      188,274,911.82
       24          Jul/25/2007      182,769,240.87
       25          Aug/25/2007      177,369,674.65
       26          Sep/25/2007      172,074,202.46
       27          Oct/25/2007      166,880,851.45
       28          Nov/25/2007      161,787,685.88
       29          Dec/25/2007      156,792,806.46
       30          Jan/25/2008      151,894,349.62
       31          Feb/25/2008      147,090,486.90
       32          Mar/25/2008      142,379,424.25
       33          Apr/25/2008      137,759,401.40
       34          May/25/2008      133,228,691.23
       35          Jun/25/2008      128,785,599.16
       36          Jul/25/2008      124,428,462.50
       37          Aug/25/2008      120,155,649.91
       38          Sep/25/2008      115,965,560.79
       39          Oct/25/2008      111,856,624.67
       40          Nov/25/2008      107,827,300.70


  Distribution                     Interest Rate
     Period      Distribution      Cap Notional
    (months)         Date           Amount ($)
--------------- -------------- ------------------
      41         Dec/25/2008      103,876,077.07
      42         Jan/25/2009      100,001,470.47
      43         Feb/25/2009       96,202,025.55
      44         Mar/25/2009       92,476,314.40
      45         Apr/25/2009       88,822,936.04
      46         May/25/2009       85,240,515.91
      47         Jun/25/2009       81,727,705.39
      48         Jul/25/2009       78,283,181.29
      49         Aug/25/2009       74,905,645.40
      50         Sep/25/2009       71,593,823.99
      51         Oct/25/2009       68,346,467.38
      52         Nov/25/2009       65,162,349.49
      53         Dec/25/2009       62,040,267.38
      54         Jan/25/2010       58,979,040.80
      55         Feb/25/2010       55,977,511.82
      56         Mar/25/2010       53,034,544.36
      57         Apr/25/2010       50,149,023.83
      58         May/25/2010       47,319,856.65
      59         Jun/25/2010       44,545,969.94
      60         Jul/25/2010       41,826,311.08
      61         Aug/25/2010       39,159,847.36
      62         Sep/25/2010       37,213,326.06
      63         Oct/25/2010       35,314,221.83
      64         Nov/25/2010       33,461,580.57
      65         Dec/25/2010       31,654,466.48
      66         Jan/25/2011       29,891,961.78
      67         Feb/25/2011       28,173,166.33
      68         Mar/25/2011       26,497,197.30
      69         Apr/25/2011       24,863,188.88
      70         May/25/2011       23,270,291.91
      71         Jun/25/2011       21,717,673.59
      72         Jul/25/2011       20,204,517.19
      73         Aug/25/2011       18,730,021.69
      74         Sep/25/2011       17,456,078.16
      75         Oct/25/2011       16,216,458.73
      76         Nov/25/2011       15,010,433.89
      77         Dec/25/2011       13,837,288.48
      78         Jan/25/2012       12,696,321.39
      79         Feb/25/2012       11,586,845.34
      80         Mar/25/2012       10,508,186.59


 Distribution                       Interest Rate
    Period          Distribution     Cap Notional
   (months)             Date          Amount ($)
--------------    -------------- ------------------
     81            Apr/25/2012        9,459,684.66
     82            May/25/2012        8,440,692.12
     83            Jun/25/2012        7,450,574.32
     84            Jul/25/2012        6,488,709.13
     85            Aug/25/2012        5,554,486.74
     86            Sep/25/2012        4,927,557.60
     87            Oct/25/2012        4,320,438.54
     88            Nov/25/2012        3,732,654.74
     89            Dec/25/2012        3,163,741.45
     90            Jan/25/2013        2,613,243.83
     91            Feb/25/2013        2,080,716.72
     92            Mar/25/2013        1,565,724.48
     93            Apr/25/2013        1,067,840.76
     94            May/25/2013          586,648.34
     95            Jun/25/2013          121,738.95
     96            Jul/25/2013                0.00


This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.